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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 29, 2006

                Date of earliest event reported: August 25, 2006


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                    75-2217002
      (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                     Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                     79065
 (Address of principal executive offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
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          (Former name or former address, if changed since last report)



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                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 5.02 Resignation of Principal Accounting Officer

         Effective August 25, 2006, Don Aderholt resigned as Corporate Controller of United Medicorp, Inc. ("UMC"). Mr. Aderholt advised UMC management that he had resigned to accept a position with a former employer.





                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Peter W. Seaman                                  Date: August 29, 2006
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     Peter W. Seaman
     Chairman and Chief Executive Officer
     (Principal Accounting Officer)